UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       __________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2002



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-19294                      51-0265872
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                     Number)                   Identification
 organization)                                                    Number)



        7733 Forsyth Boulevard
             17th Floor
         St. Louis, Missouri                      63105
 (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 5.         Other Events

               - Press Release "RehabCare Group Names Vincent Germanese as Chief Financial Officer" attached as Exhibit 99.1

               - Press Release "RehabCare Group Finalizes Wage and Hour Settlement with U.S. Department of Labor" attached as
                    Exhibit 99.2


Item 7.         Financial Statements and Exhibits

                (c) Exhibits
                        See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2002

                                           REHABCARE GROUP, INC.



                                        By:/s/ James M. Douthitt
                                               -------------------------------
                                               James M. Douthitt
                                               Senior Vice President and Chief
                                                 Accounting Officer

                                 EXHIBIT INDEX

Exhibit No      Description

99.1            RehabCare Group Names Vincent Germanese as Chief Financial
                Officer

99.2 RehabCare Group Finalizes Wage and Hour Settlement with U.S. Department of Labor

                                                                    Exhibit 99.1

                  CONTACT:           RehabCare Group, Inc.
                                     Alan C. Henderson
                                     Chief Executive Officer
                                     James M. Douthitt
                                     Chief Accounting Officer
                                     Betty Cammarata
                                     Director - Investor Relations
                                     (314) 863-7422
                                            or
                                     FD Morgen-Walke
                                             Gordon McCoun/Lanie Fladell
                                     Press: Sean Leous
                                     (212) 850-5600


FOR IMMEDIATE RELEASE
FRIDAY, NOVEMBER 15, 2002


                     REHABCARE GROUP NAMES VINCENT GERMANESE
                           AS CHIEF FINANCIAL OFFICER

     ST. LOUIS, MO, November 15, 2002--RehabCare Group, Inc. (NYSE: RHB) today announced that Vincent L. Germanese has been named Chief Financial Officer of the Company, effective November 18, 2002. Mr. Germanese, age 51, has more than twenty-five years experience consulting for public and private companies in the healthcare and life sciences industries, and most recently served as a vice president of Cap Gemini Ernst & Young. He has held various management positions during his tenure with Ernst & Young that began in 1973. Mr. Germanese was named a partner at Ernst & Young in 1984. He is a certified public accountant and holds an undergraduate degree in accounting from St. Louis University. James M. Douthitt, the Chief Accounting Officer of the Company, has been performing the duties of the chief financial officer during the national search to fill the position. Mr. Douthitt will continue in his role as Chief Accounting Officer. Alan C. Henderson, Chief Executive Officer, stated, "Vince's appointment is the culmination of an extended process to find the right person for the position of Chief Financial Officer. We believe that Vince's extensive experience as a consultant to hospitals and healthcare systems will allow him to provide valuable insights into our current business models as well as future strategic considerations."

                                     -MORE-

REHABCARE GROUP NAMES VINCENT GERMANESE
AS CHIEF FINANCIAL OFFICER                                      Page 2


     Mr. Germanese said, "I am pleased to be a part of a rapidly growing company such as RehabCare. After almost thirty years of providing outside professional and consulting services to companies such as RehabCare, I am excited about the challenge of working as a member of the inside management team."

     RehabCare Group, Inc., headquartered in St. Louis, is a leading provider of temporary healthcare staffing services and program management of inpatient rehabilitation and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with over 7,000 hospitals, nursing homes and other long-term care facilities throughout the United States. RehabCare is pleased to be included in the Russell 2000 and the Standard and Poor's Small Cap 600 indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect of certain corrective actions taken in supplemental staffing, the timing and magnitude of volume improvements, new program openings and planned cost controls, fluctuations in occupancy of RehabCare's hospital and long-term care clients, changes in and compliance with governmental reimbursement regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare's operations, and general economic downturn.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
-------------------------

Photo available upon request.
                                      -END-

                                                                    Exhibit 99.2

                      CONTACT:              RehabCare Group, Inc.
                                            Alan C. Henderson
                                            Chief Executive Officer
                                            James M. Douthitt
                                            Chief Accounting Officer
                                            Betty Cammarata
                                            Director - Investor Relations
                                            (314) 863-7422
                                                   or
                                            FD Morgan Walke
                                            Gordon McCoun/Lanie Fladell
                                            Press: Sean Leous
                                            (212) 850-5600


FOR IMMEDIATE RELEASE
Tuesday, November 19, 2002


               REHABCARE GROUP FINALIZES WAGE AND HOUR SETTLEMENT
                          WITH U.S. DEPARTMENT OF LABOR

     ST. LOUIS, MO, November 19, 2002 -- RehabCare Group, Inc. (NYSE: RHB) today announced that the United States Department of Labor has approved the results of the Company's self-audit of its wage and hour practices within its StarMed
Staffing Division during the period spanning from January 1, 1998 through December 31, 2001. This agreement will fully settle the federal action filed against RehabCare by the Labor Department in October 2001. Under the terms of the settlement, RehabCare agreed, without admitting liability, to compute and pay back wages owed to temporary employees of StarMed who were not properly compensated for overtime during the period.

     RehabCare will pay the affected employees an aggregate of $2.85 million as a result of the settlement. The settlement will not adversely impact RehabCare's income for the current quarter or fiscal year because the reserve that RehabCare established in the fourth quarter of 2001 will cover the costs of the self-audit, the required payments to the employees and related employment taxes and assessments payable by RehabCare.


                                     -MORE-

REHABCARE GROUP FINALIZES WAGE AND HOUR SETTLEMENT
WITH U.S. DEPARTMENT OF LABOR                                  Page 2


     Alan C. Henderson, President and Chief Executive Officer, stated, "From the time overtime discrepancies were discovered at StarMed, we committed substantial resources at the Company to conducting a complete accounting on this issue and, most importantly, making things right by our employees, both past and present. We appreciate the Labor Department's cooperation in allowing us to conduct the audit of the wage and time records because it enabled us to gain a better understanding of the imbedded weaknesses of the old payroll practices at StarMed. We believe that we handled the audit as professionally and expeditiously as possible and we are confident that we have the internal controls now in place to assure that overtime is being properly recorded and paid at StarMed as it is in RehabCare's other divisions."

     RehabCare expects to begin distributing payments to the employees on or about November 29, 2002. In order to facilitate the distribution, RehabCare has established a toll-free telephone number for the affected employees. The toll-free number is (800) 411-2041.

     RehabCare Group, Inc., headquartered in St. Louis, is a leading provider of temporary healthcare staffing services and program management of inpatient rehabilitation and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with over 7,000 hospitals, nursing homes and other long-term care facilities throughout the United States. RehabCare is pleased to be included in the Russell 2000 and the Standard and Poor's Small Cap 600 indices.

     The release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect of certain corrective actions taken in supplemental staffing, the timing and magnitude of volume improvements, new program openings and planned cost controls, fluctuations in occupancy of


                                     -MORE-

REHABCARE GROUP FINALIZES WAGE AND HOUR SETTLEMENT
WITH U.S. DEPARTMENT OF LABOR                                  Page 3

RehabCare's hospital and long-term care clients, changes in and compliance with governmental reimbursement regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare's operations, and general economic downturn.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
-------------------------

                                    -END-